UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:

811-21200

The Denali Fund Inc.

(Exact Name of Registrant as Specified in Charter)

Fund Administrative Services, LLC

2344 Spruce Street, Suite A

Boulder, CO 80302

(Address of Principal Executive Offices)(Zip Code)

Fund Administrative Services, LLC

2344 Spruce Street, Suite A

Boulder, CO 80302

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:

(303) 444-5483

Date of Fiscal Year End: October 31

Date of Reporting Period: April 30, 2013

Item 1. Reports to Stockholders.

The Report to Stockholders is attached herewith.

The Denali Fund Inc.	Letter from the Advisers

April 30, 2013

Dear Stockholders:

Before delving into a discussion about the strong absolute and relative performance of The Denali Fund Inc. (the Fund) over the six-month period ending April 30, 2013, I would like to take a few moments to reflect back on what has been a year of transition. The US trudged through a hotly contested presidential election cycle, Europe continued to manage through its sovereign debt issues, and economic indicators slowly turned positive. It was even a year of transition at a personal level as I made the move to Colorado in February of last year and began my role as a Portfolio Manager with Boulder Investment Advisers, LLC. While this transition has kept me quite busy, it has been a smooth one thanks in large part to the high quality individuals I am fortunate to work alongside every day. After over a year on the job, I am proud of what we have accomplished in the past year and am excited about the actions we are currently taking to better serve the Fund’s stockholders in the future. I will discuss some of these actions in greater detail later in this letter, but for now let us proceed with the discussion of the Fund’s performance.

Over the six-month period ending April 30, 2013, the Fund generated a strong absolute return of 22.4% on net assets, resulting in a material outperformance relative to the Fund’s benchmarks. Over the same period, the S&P 500 generated a 14.4% return, the Dow Jones Industrial Average (DJIA) generated a 14.9% return and the NASDAQ Composite generated a 12.8% return. The Fund’s absolute and relative performance for the period was driven by a combination of favorable market conditions and solid execution upon our investment philosophy of buying good businesses at attractive valuations. We believe our commitment to this philosophy is the primary reason for the Fund’s strong historical performance as evidenced by the chart below.

	3 Months	6 Months	One Year	Three Years*	Five Years*	Since October 2007**
DNY (NAV)	10.4%	22.4%	34.1%	15.4%	7.7%	5.4%
DNY (Market)	7.8%	16.0%	30.5%	10.8%	4.6%	3.4%
S&P 500 Index	7.2%	14.4%	16.9%	12.8%	5.2%	2.8%
DJIA	7.7%	14.9%	15.4%	13.5%	5.9%	4.0%
NASDAQ Composite	6.3%	12.8%	11.0%	11.9%	7.9%	3.9%

*	Annualized
**	Annualized since October 2007, when the current Advisers became investment advisers to the Fund.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Fund returns include reinvested dividends and distributions, but do not reflect the reduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares and do not reflect brokerage commissions, if any. Returns of the S&P 500 Index, the DJIA and the NASDAQ Composite include reinvested dividends and distributions, but do not reflect the effect of commissions, expenses or taxes, as applicable. You cannot invest directly in any of these indices. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

A key contributor to the Fund’s performance on an absolute and relative basis for the six-month period was the Fund’s position in Berkshire Hathaway, Inc. (Berkshire Hathaway), which generated a total return of 22.8% for the period. In addition to its strong performance for the period, the contribution from the Berkshire Hathaway position was amplified by its large weight in the Fund. At period end, Berkshire Hathaway accounted for approximately 23.2% of the total portfolio.

Semi-Annual Report	April 30, 2013	1

Letter from the Advisers	The Denali Fund Inc.

April 30, 2013

While Berkshire Hathaway accounts for a large portion of the total portfolio, we remain comfortable with the Fund’s current position at this time as we believe its diverse underlying holdings mitigate some of the risk of having such a large position.

Additional key contributors to performance on an absolute and relative basis for the six-month period were the Fund’s positions in Ventas, Inc. (Ventas) and LTC Properties, Inc. (LTC Properties). For the period, Ventas and LTC Properties generated strong total returns for the period of 29.3% and 44.3%, respectively. Similar to Berkshire Hathaway, the contribution from both positions was enhanced by their large weights in the portfolio as Ventas accounted for approximately 13.5% of the total portfolio and LTC Properties accounted for approximately 4.3%. Both of these companies operate as Real Estate Investment Trusts (REITs) with real estate portfolios comprised primarily of healthcare focused properties. While both companies continued to perform solidly on an operational basis, the strong performance of both stocks during the period was partly aided by favorable market sentiment for the REIT sector in general.

On the other end of the spectrum, a key detractor to the Fund’s performance on an absolute and relative basis was its position in Freeport-McMoRan Copper & Gold, Inc. (Freeport-McMoRan). For the period, the Fund’s position in Freeport-McMoRan generated a negative 18.6% return and accounted for roughly 3.5% of total assets at period end. The poor performance during the period was driven by two primary factors. The first of these was a decline in copper prices in the later part of the period amid growing concerns of a potential near-term supply glut. The second factor was the market’s negative reception of the company’s plans to acquire two oil and gas companies: McMoRan Exploration Company (McMoRan) and Plains Exploration & Production Company (Plains).

In the case of the planned acquisitions, we believe the market simply underappreciates the large potential upside provided by the resource reserves being acquired by Freeport-McMoRan. In regards to a potential near-term supply glut for copper, we tend to agree with the market. The data does suggest new supply growth will outpace demand growth in the near future potentially pushing the copper market into a period of oversupply. However, where the market sees risk, we see opportunity. The divergence in viewpoints is primarily due to a difference in investment holding periods. Due to the rise of high frequency trading among other factors, a large portion of today’s market participants attempt to generate returns by speculating on the short-term movements in a stock. We focus on investing in good businesses for the long-run. By doing this, we strive to look through short-term issues to understand a business’ underlying fundamentals and long-term prospects. In Freeport-McMoRan, we see a high quality asset base operated by one of the copper industry’s leading and lowest cost operators that has the ability to generate solid free cash flow even at lower copper prices. We anticipate that this free cash flow will go to support an attractive dividend and to quickly de-leverage the company’s balance sheet. While we believe supply and demand fundamentals will be weak in the near-term, we believe they will improve over the longer-run as demand gradually recovers and new supply growth remains limited past near-term capacity additions. In the end, we believe the share price for Freeport-McMoRan materially discounts the company’s long-term prospects and added to the position during the period.

Another key detractor to performance on an absolute and relative basis was the Fund’s position in Linn Energy, LLC (Linn Energy). Linn Energy is an oil and natural gas company focused on the development of reserves in multiple regions of the United States. For the period, Linn Energy generated a negative 4.5% return and accounted for roughly 0.9% of the total portfolio at period

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The Denali Fund Inc.	Letter from the Advisers

April 30, 2013

end. While disappointed with the weak performance during the period, we remain comfortable with the current position.

Midland Holdings Limited (Midland) was another key detractor to performance on an absolute and relative basis as well. The Fund’s position in Midland accounted for approximately 0.1% of total assets at period end and generated a negative 8.6% return during the period. Midland is one of the two dominant real estate agency firms in Hong Kong with additional operations in Mainland China and Macau. Over the past year government authorities have introduced new policies aimed at cooling Hong Kong’s property markets, which have reduced property transaction volumes and pressured transaction values. As these are two key drivers of revenue and earnings for Midland, the company’s operations and stock were negatively impacted during the period. We continue to remain comfortable with the Fund’s position in Midland as the company is one of only two dominant players in Hong Kong, generates solid free cash flow and remains in our view attractively valued, especially after accounting for the company’s large cash position.

In the end, the net result for the Fund was a strong absolute and relative performance for the six-month period ending April 30, 2013. While satisfied with the result, we firmly believe there is always room for improvement. As I mentioned earlier, we are in the process of implementing a variety of actions that we expect will allow us to better serve the Fund’s stockholders and hopefully reduce the Fund’s share price discount to net asset value per share. While many of these initiatives are still being analyzed and developed, it is too early for us to discuss them in detail at this time. However, we are progressing quickly on the initiatives announced in the last stockholder letter. The chief among these will be the launch of our new website in the next couple of months. After listening to stockholder feedback, we recognized the need to address the market’s perception of the Fund and the Advisers. It is our hope that the new website presentation will attend to this issue by providing current and potential stockholders an enhanced understanding of the Fund, the Advisers, and our investment philosophy. In addition, we remain focused on improving the quality of our stockholder communications. This includes the stockholder letter, which I hope has provided an increasing amount of insight into the Fund and how it is being managed. As part of this effort, I encourage stockholders to let us know if there are any topics you would like us to address in future letters.

As stated earlier, I am excited about the actions we are currently taking to better serve the Fund’s stockholders and look forward to their eventual rollout. In the meantime, I hope you have a safe and happy summer.

Sincerely,

Brendon Fischer, CFA

Portfolio Manager

June 11, 2013

The views and opinions in the preceding commentary are as of the date of this letter and are subject to change at any time. This material represents an assessment of the market environment at a

Semi-Annual Report	April 30, 2013	3

Letter from the Advisers	The Denali Fund Inc.

April 30, 2013

specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Portfolio weightings and other figures in the foregoing commentary are provided as of period-end, unless otherwise stated.

Note to Stockholders on the Fund’s Discount. As most stockholders are aware, the Fund’s shares presently trade at a significant discount to net asset value. The Fund’s Board of Directors is aware of this, monitors the discount and periodically reviews the options available to mitigate the discount. In addition, there are several factors affecting the Fund’s discount over which the board and management have little control. In the end, the market sets the Fund’s share price. For long-term stockholders of a closed-end fund, we believe the Fund’s discount should only be one of many factors taken into consideration at the time of your investment decision.

Note to Stockholders on Leverage. The Fund currently has Auction Rate Preferred Shares outstanding, which results in the use of leverage. Leverage creates certain risks for holders of Common Stock, including the likelihood of greater volatility of the NAV and market price of the Common Stock. The Fund utilizes leverage to seek to enhance the returns for its common stockholders over the long term; however, this objective may not be achieved in all interest rate environments. As a result of the failed auctions for the Auction Preferred Shares, the Fund pays Auction Rate Preferred Shareholders a dividend rate that is generally tied to short-term interest rates. This dividend rate has been and remains generally economical compared to the earnings of the Fund’s investments. However, to the extent that in the future short-term interest rates increase and the cost of this leverage increases, and earnings from the Fund’s investments do not increase, the Fund’s net investment returns may decline. Moreover, the Fund is required to maintain an asset coverage ratio of 200% on any outstanding Auction Rate Preferred Shares. If the Fund were unable to maintain the required asset coverage ratio, it could be required to deleverage and sell a portion of its investments at a time when it might be disadvantageous to do so. Fund management and the Fund’s Board of Directors continue to explore other liquidity and leverage options, including borrowing through a credit facility; this may result in Preferred Shares being redeemed or repurchased in the future. Notwithstanding this, the Board of Directors may ultimately decide to leave the current Auction Rate Preferred Stock outstanding if, after evaluating liquidity solutions that would enable the Fund to redeem the Preferred Stock, the Board determines that such solutions would be inconsistent with the interests of the Fund’s stockholders.

Note to Stockholders on Concentration of Investments. The Fund’s investment advisers feel it is important that stockholders be aware that the Fund is highly concentrated in a small number of positions. Concentrating investments in a fewer number of securities may involve a degree of risk that is greater than a fund which has less concentrated investments spread out over a greater number of securities.

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The Denali Fund Inc.	Financial Data

April 30, 2013 (Unaudited)

		Per Share of Common Stock
	Net Asset Value	Market Price	Dividend Paid
10/31/12	$19.98	$ 16.55	$0.00
11/30/12	20.16	16.27	0.00
12/31/12	20.48	16.22	0.20*
1/31/13	21.89	17.60	0.00
2/28/13	22.47	18.61	0.00
3/31/13	23.33	18.41	0.00
4/30/13	24.17	18.98	0.00

*	This distribution consisted of $0.05 per share short-term capital gain and $0.15 per share long-term capital gain.

Investments as a % of Total Net Assets Available to Common Stock and Preferred Shares

Semi-Annual Report	April 30, 2013	5

Portfolio of Investments	The Denali Fund Inc.

April 30, 2013 (Unaudited)

Shares	Description	Value (Note 1)

LONG TERM INVESTMENTS 98.0%
DOMESTIC COMMON STOCKS 80.3%

Banks 3.9%
125,892	Wells Fargo & Co.	$4,781,378

Construction Machinery 1.0%
14,000	Caterpillar, Inc.	1,185,380

Diversified 23.2%
179	Berkshire Hathaway, Inc., Class A*	28,461,000

Diversified Financial Services 4.5%
111,300	JPMorgan Chase & Co.	5,454,813

Healthcare Products & Services 6.0%
86,000	Johnson & Johnson	7,329,780

Manufacturing 1.5%
18,000	3M Co.	1,884,780

Mining 3.5%
142,350	Freeport-McMoRan Copper & Gold, Inc.	4,331,711

Oil & Gas 1.9%
9,700	Chevron Corp.	1,183,497
30,000	Linn Energy LLC	1,158,300

		2,341,797

Real Estate Investment Trusts (REITs) 17.7%
112,000	LTC Properties, Inc.	5,208,000
207,200	Ventas, Inc.	16,499,336

		21,707,336

Registered Investment Companies (RICs) 6.7%
366,952	Cohen & Steers Infrastructure Fund, Inc.	7,805,069
18,154	RMR Real Estate Income Fund	393,034

		8,198,103

Retail 1.9%
50,200	Kohl’s Corp.	2,362,412

Software & Services 2.9%
17,200	International Business Machines Corp.	3,483,688

Technology Hardware & Equipment 4.2%
246,575	Cisco Systems, Inc.	5,158,349

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The Denali Fund Inc.	Portfolio of Investments

April 30, 2013 (Unaudited)

Shares	Description	Value (Note 1)
Tobacco Products 1.4%
45,000	Altria Group, Inc.	$1,642,950

TOTAL DOMESTIC COMMON STOCKS
(Cost $59,642,333)		98,323,477

FOREIGN COMMON STOCKS 5.7%
Insurance 1.1%
6,700	Muenchener Rueckversicherungs AG	1,339,859

Oil & Gas 0.5%
12,000	Transocean, Ltd.*	617,640

Pharmaceuticals 3.7%
14,500	Sanofi	1,589,151
55,000	Sanofi, ADR	2,934,250

		4,523,401
Real Estate 0.1%
100	Cheung Kong Holdings, Ltd.	1,505
200,000	Midland Holdings, Ltd.	92,266

		93,771

Real Estate Investment Trusts (REITs) 0.3%
390,199	Kiwi Income Property Trust	392,988

TOTAL FOREIGN COMMON STOCKS
(Cost $4,992,888)		6,967,659

AUCTION PREFERRED SECURITIES 1.2%
68	Gabelli Dividend & Income Trust, Series C	1,456,664

TOTAL AUCTION PREFERRED SECURITIES
(Cost $1,700,000)		1,456,664

LIMITED PARTNERSHIPS 10.8%
7	Ithan Creek Partners, LP*(1)(2)	13,170,379

TOTAL LIMITED PARTNERSHIPS
(Cost $7,000,000)		13,170,379

TOTAL LONG TERM INVESTMENTS
(Cost $73,335,221)		119,918,179

Semi-Annual Report	April 30, 2013	7

Portfolio of Investments	The Denali Fund Inc.

April 30, 2013 (Unaudited)

Shares	Description	Value (Note 1)
SHORT TERM INVESTMENTS 2.1%
Money Market Funds 2.1%
2,312,214	Dreyfus Treasury & Agency Cash Management Money Market Fund, Institutional Class, 7 Day Yield - 0.010%	$2,312,214
300,000	JPMorgan Prime Money Market Fund, 7 Day Yield - 0.077%	300,000

Total Money Market Funds (Cost $2,612,214)		2,612,214

TOTAL SHORT TERM INVESTMENTS (Cost $2,612,214)		2,612,214

TOTAL INVESTMENTS 100.1% (Cost $75,947,435)		122,530,393

OTHER ASSETS AND LIABILITIES (0.1%)		(96,886)

TOTAL NET ASSETS AVAILABLE TO COMMON STOCK AND PREFERRED SHARES 100.0%		122,433,507

AUCTION PREFERRED SHARES (APS) REDEMPTION VALUE PLUS ACCRUED DIVIDENDS		(21,950,519)

TOTAL NET ASSETS AVAILABLE TO COMMON STOCK		$100,482,988

Abbreviations:

ADR - American Depositary Receipt.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

LLC - Limited Liability Company.

LP - Limited Partnership.

Ltd. - Limited.

*	Non-income producing security.
(1)

Fair valued security under procedures established by the Fund’s Board of Directors. Total market value of fair valued securities as of April 30, 2013 was $13,170,379, or 10.8% of total net assets available to common stock and preferred shares.

(2)	Restricted Security; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933.

Percentages are stated as a percent of the Total Net Assets Available to Common Stock and Preferred Shares.

See Accompanying Notes to Financial Statements.
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The Denali Fund Inc.	Portfolio of Investments

April 30, 2013 (Unaudited)

Regional Breakdown as a % of Total Net Assets Available to Common and Preferred Stockholders

United States	94.4%
France	3.7%
Germany	1.1%
Switzerland	0.5%
New Zealand	0.3%
Hong Kong	0.1%
Other Assets and Liabilities	(0.1)%

See Accompanying Notes to Financial Statements.
Semi-Annual Report	April 30, 2013	9

Statement of Assets and Liabilities	The Denali Fund Inc.

April 30, 2013 (Unaudited)

ASSETS:
Investments, at value (Cost $75,947,435) (Note 1)	$122,530,393
Foreign currency, at value (Cost $44,901)	45,474
Dividends and interest receivable	74,599
Prepaid expenses and other assets	15,207
Total Assets	122,665,673

LIABILITIES:
Investment co-advisory fees payable (Note 2)	113,416
Legal and audit fees payable	41,233
Administration and co-administration fees payable (Note 2)	24,941
Printing fees payable	9,767
Directors’ fees and expenses payable	8,905
Accrued expenses and other payables	33,904
Total Liabilities	232,166
Total Net Assets Applicable to Common and Preferred Shareholders	$122,433,507

AUCTION PREFERRED SHARES:
$0.0001 par value, 2,000 shares authorized, 878 shares outstanding, liquidation preference of $25,000 per share (Note 5)	21,950,000
Accrued dividends on auction preferred shares	519
TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$100,482,988

TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS) CONSIST OF:
Par value of common stock (Note 4)	$416
Paid-in capital in excess of par value of common stock	54,842,502
Undistributed net investment income	241,468
Accumulated net realized loss on investments sold and foreign currency related transactions	(1,185,118)
Net unrealized appreciation on investments and foreign currency transactions	46,583,720
TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$100,482,988

Net Asset Value, $100,482,988/4,157,117 common stock outstanding	$24.17

See Accompanying Notes to Financial Statements.
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The Denali Fund Inc.	Statement of Operations

For the Six Months Ended April 30, 2013 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes $18,219)	$1,318,407
Total Investment Income	1,318,407

EXPENSES:
Investment co-advisory fees (Note 2)	702,286
Administration and co-administration fees (Note 2)	136,996
Directors’ fees and expenses (Note 2)	54,684
Legal and audit fees	48,521
Custody fees	13,982
Transfer agency fees	11,581
Insurance fees	9,609
Preferred shares broker commissions and auction agent fees (Note 5)	9,096
Printing fees	7,815
Other	39,840
Total Expenses	1,034,410
Less fees waived by investment advisers	(55,772)
Net Expenses	978,638
Net Investment Income	339,769

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on:
Investment securities	1,259,122
Foreign currency related transactions	255
1,259,377
Net change in unrealized appreciation/(depreciation) of:
Investment securities	16,671,863
Foreign currency related translations	1,523
16,673,386
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	17,932,763
PREFERRED SHARES TRANSACTIONS:
Distributions from net investment income	(17,394)
Total Preferred Shares Transactions	(17,394)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$18,255,138

See Accompanying Notes to Financial Statements.
Semi-Annual Report	April 30, 2013	11

Statements of Changes in Net Assets	The Denali Fund Inc.

	For the Six Months Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
OPERATIONS:
Net investment income	$339,769	$411,783
Net realized gain/(loss) on investment securities and foreign currency related transactions	1,259,377	(592,396)
Net change in unrealized appreciation on investments and foreign currency related translations	16,673,386	11,654,447
	18,272,532	11,473,834

PREFERRED SHARES TRANSACTIONS:
Distributions from net investment income	(17,394)	(11,046)
Distributions from net realized capital gains	–	(15,630)
Total Preferred Shares Transactions	(17,394)	(26,676)
Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	18,255,138	11,447,158

DISTRIBUTIONS: COMMON STOCK
From net investment income	–	(83,142)
From net realized capital gains	(831,422)	(3,221,766)
Total Distributions: Common Stock	(831,422)	(3,304,908)
Net Increase in Net Assets Applicable to Common Stockholders	17,423,716	8,142,250

NET ASSETS:
Beginning of period	105,009,272	96,867,022
End of period (Including undistributed/(overdistributed) net investment income of $241,468 and $(80,907), respectively)	122,432,988	105,009,272

Auction Preferred Shares (APS) Par Value	(21,950,000)	(21,950,000)
Net Assets Applicable to Common Stockholders	$100,482,988	$83,059,272

See Accompanying Notes to Financial Statements.
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The Denali Fund Inc.	Statement of Cash Flows

For the Six Months Ended April 30, 2013 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations excluding dividends on Auction Preferred Shares and gains on Auction Preferred Shares redemption	$18,272,532
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(8,252,127)
Proceeds from disposition of investment securities	7,190,659
Net proceeds from disposition of short-term investment securities	1,158,743
Net realized gain from investment securities	(1,259,122)
Net change in unrealized appreciation on investment securities	(16,671,863)
Net change in unrealized appreciation on foreign currency related transactions	(1,523)
Increase in dividends and interest receivable	(19,308)
Decrease in prepaid expenses and other assets	1,144
Increase in co-advisory fees payable	15,027
Decrease in legal and audit fees payable	(13,629)
Increase in administration and co-administration fees payable	2,748
Increase in printing fees payable	2,060
Decrease in payable for directors’ fees and expenses	(4,339)
Decrease in accrued expenses and other paybles	3,500
Net Cash Provided by Operating Activities	424,502

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(831,422)
Cash distributions paid on Auction Preferred Shares	(17,683)
Net Cash Used in Financing Activities	(849,105)

Effect of exchange rates on cash	1,523
Net decrease in cash	(423,080)
Cash and foreign currency, beginning balance	$468,554
Cash and foreign currency, ending balance	$45,474

See Accompanying Notes to Financial Statements.
Semi-Annual Report	April 30, 2013	13

Financial Highlights

For a Common Share Outstanding Throughout Each Period

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

OPERATING PERFORMANCE
Net Asset Value - Beginning of Period
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from Investment Operations

PREFERRED SHARES TRANSACTIONS
Distributions paid from net investment income
Distributions paid from net realized capital gains
Gain on redemption of Auction Preferred Shares
Total Preferred Shares* Transactions

Net Increase/(Decrease) from Operations Applicable to Common Stock

DISTRIBUTIONS: COMMON STOCK
Distributions paid from net investment income
Distributions paid from net realized capital gains
Distributions paid from tax return of capital
Total Distributions Paid to Common Stockholders

Common Stock Net Asset Value - End of Period

Common Stock Market Value - End of Period

Total Return, Common Stock Net Asset Value(c)
Total Return, Common Stock Market Value(c)

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS:(d)
Ratio of operating expenses to average net assets excluding waiver
Ratio of operating expenses to average net assets including waiver
Ratio of net investment income to average net assets excluding waiver
Ratio of net investment income to average net assets including waiver

SUPPLEMENTAL DATA:
Portfolio turnover rate
Net Assets Applicable to Common Stockholders, End of Period (000s)

See Accompanying Notes to Financial Statements.
14	www.thedenalifund.com

The Denali Fund Inc.

For the Six Months Ended April 30, 2013 (Unaudited)		For the Year Ended October 31, 2012	For the Year Ended October 31, 2011		For the Year Ended October 31, 2010		For the Year Ended October 31, 2009		For the Year Ended October 31, 2008

$19.98		$18.02	$18.64		$15.66		$15.36		$25.33
$4.39		$2.77	$(0.11)		$3.17		$0.31		$(5.94)
0.08		0.10	0.09		0.07		0.07		0.59
4.31		2.67	(0.20)		3.10		0.24		(6.53)
4.39		2.77	(0.11)		3.17		0.31		(5.94)

(0.00)	(b)	(0.00) (b)	(0.00)	(b)	(0.02)		(0.04)		(0.11)
–		(0.01)	(0.01)		–		–		(0.29)
–		–	0.22		0.03		0.03		–
(0.00)	(b)	(0.01)	0.21		0.01		(0.01)		(0.40)

4.39		2.76	0.10		3.18		0.30		(6.34)

–		(0.02)	–		(0.08)		–		(0.40)
(0.20)		(0.78)	(0.72)		(0.12)		–		(2.86)
–		–	–		–		–		(0.37)
(0.20)		(0.80)	(0.72)		(0.20)		–		(3.63)

$24.17		$19.98	$18.02		$18.64		$15.66		$15.36

$18.98		$16.55	$15.02		$15.67		$13.25		$11.27

22.4%		17.1%	1.3%		20.7%		2.0%		(25.3)%
16.0%		16.4%	0.4%		19.9%		17.6%		(37.1)%

2.30	%(f)	2.41%	2.64%		2.80%		3.30%		1.77%
2.18	%(f)	2.29%	N/	A	N/	A	N/	A	N/	A
0.64	%(f)	0.42%	0.51%		0.38%		0.51%		1.98%
0.76	%(f)	0.54%	N/	A	N/	A	N/	A	N/	A

7%		15%	7%		7%		25%		91%
$100,483		$83,059	$74,917		$77,505		$65,088		$63,854

Semi-Annual Report	April 30, 2013	15

Financial Highlights	The Denali Fund Inc.

*	Auction Preferred Shares (“APS”)
(a)	Calculated based on the average number of shares outstanding during each fiscal period.
(b)	Amount represents less than $(0.01) per share.
(c)

Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on common stock market value assumes the purchase of common stock at the market price on the first day and sale of common stock at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan.

(d)

Expense and net investment income ratios do not include the effect of transactions with preferred stockholders. Also, these ratios do not reflect the proportionate share of income and expenses of the underlying investee funds (i.e those listed under Limited Partnerships on the Portfolio of Investments). Income ratios include income earned on assets attributable to APS outstanding.

(f)	Annualized.

The table below sets out information with respect to Taxable Auction Market Preferred Stock currently outstanding.(1)

	Par Value (000)	Total Shares Outstanding (000)	Asset Coverage Per Share(2)	Involuntary Liquidating Preference Per Share(3)
04/30/13	$21,950	0.88	$139,446	$25,000
10/31/12	21,950	0.88	119,601	25,000
10/31/11	21,950	0.88	110,327	25,000
10/31/10	39,950	1.60	73,502	25,000
10/31/09	40,700	1.63	64,980	25,000
10/31/08	42,000	1.68	62,992	25,000

(1)	See Note 5.
(2)	Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing by the number of APS outstanding.
(3)	Excludes accumulated undeclared dividends.

See Accompanying Notes to Financial Statements.
16	www.thedenalifund.com

The Denali Fund Inc.	Notes to Financial Statements

April 30, 2013 (Unaudited)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

The Denali Fund Inc. (the “Fund”) is incorporated in Maryland, as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors of the Fund (the “Board”) may classify or re-classify any unissued shares of capital shares into one or more classes of preferred shares without the approval of stockholders.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America (“GAAP”) which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio Valuation: Equity securities for which market quotations are readily available (including securities listed on national securities exchanges and those traded over-the-counter) are valued based on the last sales price at the close of the applicable exchange. If such equity securities were not traded on the valuation date, but market quotations are readily available, they are valued at the bid price provided by an independent pricing service or by principal market makers. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent pricing services, principal market maker, or other independent sources. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates fair value.

The Fund’s Board has delegated to the advisers, through approval of the appointment of the members of the advisers’ Valuation Committee, the responsibility of determining the fair value of any security or financial instrument owned by the Fund for which market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the advisers, does not represent fair value (“Fair Value Securities”). The advisers use a third-party pricing consultant to assist the advisers in analyzing, developing, applying and documenting a methodology with respect to certain Fair Value Securities. The advisers and their valuation consultant, as appropriate, use valuation techniques that utilize both observable and unobservable inputs, including net asset value. In such circumstances, the advisers are responsible for (i) identifying Fair Value Securities, (ii) analyzing the Fair Value Security and developing, applying and documenting a methodology for valuing Fair Value Securities, and (iii) periodically reviewing the appropriateness and accuracy of the methods used in valuing Fair Value Securities. The appointment of any officer or employee of the advisers to the Valuation Committee shall be promptly reported to the Board and ratified by the Board at its next regularly scheduled meeting. The advisers are responsible for reporting to the Board, on a quarterly basis, valuations and certain findings with respect to the Fair Value Securities. Such valuations and findings are reviewed by the entire Board on a quarterly basis.

The Fund’s investment in an unregistered pooled investment vehicle (“Hedge Fund”) is valued, as a practical expedient, at the most recent estimated net asset value periodically determined by the Hedge Fund manager according to the manager’s policies and procedures based on valuation information reasonably available to the Hedge Fund manager at that time (adjusted for estimated

Semi-Annual Report	April 30, 2013	17

Notes to Financial Statements	The Denali Fund Inc.

April 30, 2013 (Unaudited)

expenses and fees accrued to the Fund since the last valuation date); provided, however, that the advisers may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. If the Hedge Fund does not report a value to the Fund on a timely basis, the fair value of the Hedge Fund shall be based on the most recent value reported by the Hedge Fund, as well as any other relevant information available at the time the Fund values its portfolio. As a practical matter, Hedge Fund valuations generally can be obtained from the Hedge Fund manager on a weekly basis, as of close of business Thursday, but the frequency and timing of receiving valuations for the Hedge Fund investment is subject to change at any time, without notice to investors, at the discretion of the Hedge Fund manager or the Fund.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under certain circumstances. If the Fund determines that developments between the close of a foreign market and the close of the New York Stock Exchange (“NYSE”) will, in its judgment, materially affect the value of some or all of its portfolio securities, the Fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the U.S. market is open. The Fund uses outside pricing services to provide it with closing prices. The Advisers may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. The Fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. If the Fund uses adjusted prices, the Fund will periodically compare closing prices, the next day’s opening prices in the same markets and those adjusted prices as a means of evaluating its security valuation process.

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions based on the best information available in the circumstances. These inputs are summarized in the three broad levels listed below.

Level 1	—	Unadjusted quoted prices in active markets for identical investments
Level 2	—	Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3	—	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

18	www.thedenalifund.com

The Denali Fund Inc.	Notes to Financial Statements

April 30, 2013 (Unaudited)

The following is a summary of the inputs used as of April 30, 2013 in valuing the Fund’s investments carried at value:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Domestic Common Stocks	$98,323,477	$–	$–	$98,323,477
Foreign Common Stocks	6,967,659	–	–	6,967,659
Auction Preferred Securities	–	1,456,664	–	1,456,664
Limited Partnerships	–	–	13,170,379	13,170,379
Short Term
Investments	2,612,214	–	–	2,612,214
TOTAL	$107,903,350	$1,456,664	$13,170,379	$122,530,393

*	For detailed descriptions, see the accompanying Portfolio of Investments.

During the six months ended April 30, 2013, there were no transfers between Level 1 and 2 securities. The Fund evaluates transfers into or out of Level 1, Level 2 and Level 3 as of the end of the reporting period.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities at Value*	Balance as of 10/31/2012	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Net purchases/ (sales)	Transfer in and/or (out) of Level 3	Balance as of 4/30/2013	Net change in unrealized appreciation included in the Statement of Operations attributable to Level 3 investments still held at 4/30/2013
Limited Partnerships	$11,863,654	$–	$1,306,725	$–	$–	$13,170,379	$1,306,725
TOTAL	$11,863,654	$–	$1,306,725	$–	$–	$13,170,379	$1,306,725

*	For detailed descriptions, see the accompanying Portfolio of Investments.

Semi-Annual Report	April 30, 2013	19

Notes to Financial Statements	The Denali Fund Inc.

April 30, 2013 (Unaudited)

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded as of the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis, using the interest method.

Dividend income from investments in real estate investment trusts (“REITs”) is recorded at management’s estimate of income included in distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of investments. The actual amount of income and return of capital are determined by each REIT only after its fiscal year-end, and may differ from the estimated amounts. Such differences, if any, are recorded in the Fund’s following year.

Foreign Currency Translations: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. See Foreign Issuer Risk below.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions and the difference between the amounts of foreign interest and dividends recorded on the books of the Fund and the amounts actually received.

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Issuer Risk: Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the advisers may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

Concentration Risk: The Fund operates as a “non-diversified” investment company, as defined in the 1940 Act. As a result of being “non-diversified”, with respect to 50% of the Fund’s portfolio, the Fund must limit the portion of its assets invested in the securities of a single issuer to 5%,

20	www.thedenalifund.com

The Denali Fund Inc.	Notes to Financial Statements

April 30, 2013 (Unaudited)

measured at the time of purchase. In addition, no single investment can exceed 25% of the Fund’s total assets at the time of purchase. A more concentrated portfolio may cause the Fund’s net asset value to be more volatile and thus may subject stockholders to more risk. Thus, the volatility of the Fund’s net asset value and its performance in general, depends disproportionately more on the performance of a smaller number of holdings than that of a more diversified fund. As a result, the Fund is subject to a greater risk of loss than a fund that diversifies its investments more broadly.

Effective July 30, 2010, the Fund implemented a Board initiated and approved fundamental investment policy, which prohibits the Fund from investing more than 4% of its total assets (including leverage) in any single issuer at the time of purchase. The Fund’s holdings as of July 30, 2010 were grandfathered into the policy and so any positions already greater than 4% of total assets are exempt from this limitation.

Hedge Fund Risk: The Fund invests a portion of its assets in a Hedge Fund. The Fund’s investment in a Hedge Fund is a private entity that is not registered under the 1940 Act and has limited regulatory oversight and disclosure obligations. In addition, the Hedge Fund invests in and actively trades securities and other financial instruments using different strategies and investment techniques, which involve significant risks. These strategies and techniques may include, among others, leverage, employing various types of derivatives, short selling, securities lending, and commodities’ trading. Hedge funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Hedge Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility. These and other risks associated with hedge funds may cause the Fund’s net asset value to be more volatile and more susceptible to the risk of loss than that of other funds.

Changes in Investment Policies: Effective August 1, 2011, the Board approved a proposal to eliminate the Fund’s non-fundamental policy limiting the Fund’s ability to invest more than (i) 3% of the total voting stock of any one investment company; (ii) 5% of the Fund’s total assets with respect to any one investment company; and (iii) 10% of the Fund’s total assets in the aggregate.

Distributions to Stockholders: Income distributions and capital gain distributions are determined in accordance with income tax regulations, per requirements under Subchapter M of the Internal Revenue Code of 1986, as amended. Distributions to stockholders are recorded by the Fund on the ex-dividend date.

In November 2008, the SEC issued an order (the “Order”) approving exemptive relief for the Fund from Section 19(b)-1 of the 1940 Act and Rule 19b-1 thereunder which limit how often the Fund may distribute long-term capital gains to stockholders. The Order permits the Fund pursuant to a managed distribution plan adopted by the Board to make distributions, including long-term capital gains, over the course of each year beginning in the fiscal year ended October 31, 2008. In December 2008, the Board approved adoption of a managed distribution plan (the “Plan”) for the fiscal year ended October 31, 2008, but the Plan was suspended prior to the end of such year. The Board has not reinstated the Plan or made distributions in reliance on the Order since 2008.

If the Board elects to make any managed distributions during the course of a year pursuant to the Plan, such distributions may include net income, short-term capital gains, long-term capital gains and/or a return of capital. Accordingly, pursuant to the Plan, if reinstated, net income and

Semi-Annual Report	April 30, 2013	21

Notes to Financial Statements	The Denali Fund Inc.

April 30, 2013 (Unaudited)

short-term capital gains, while generally taxable at ordinary income rates, may be eligible, to the extent qualified dividend income is earned by the Fund, to be taxed at a lower long-term capital gains rate. Stockholders should not draw any conclusions about the Fund’s investment performance from the amount of any distribution or from the terms of the Plan. The Board may amend, suspend or terminate the Plan without prior notice to Fund stockholders. Stockholders should note that the amount and characterization of any managed distributions by the Fund is subject to change as a result of the performance of the Fund, market conditions and other factors.

Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Federal Income Tax: For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its earnings to its stockholders. Accordingly, no provision for federal income or excise taxes has been made.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

As of and during the period ended April 30, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

NOTE 2. MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER AGREEMENTS

Boulder Investment Advisers, L.L.C. (“BIA”) and Stewart Investment Advisers (“SIA”) (together, the “Advisers”) serve as co-advisers to the Fund. The Fund pays the Advisers a monthly fee (the “Advisory Fee”) at an annual rate of 1.25% of the value of the Fund’s average monthly total net assets plus the principal amount of leverage, if any (“Net Assets”). Effective December 1, 2011, BIA and SIA agreed to waive 0.10% of the Advisory Fee such that the Advisory Fee will be calculated at the annual rate of 1.15% of Net Assets. The fee waiver agreement has a one-year term and is renewable annually. Effective December 1, 2012, the Advisers renewed their agreement to waive 0.10% of the Advisory Fee applied to the Advisers’ Portfolio such that the Advisory Fee will be calculated at an annual rate of 1.15% of Net Assets.

The equity owners of BIA are Evergreen Atlantic, LLC, a Colorado limited liability company (“EALLC”), and the Lola Brown Trust No. 1B (the “Lola Trust”), each of which is considered to be an “affiliated person” of the Fund as that term is defined in the 1940 Act. The Lola Trust is also a

22	www.thedenalifund.com

The Denali Fund Inc.	Notes to Financial Statements

April 30, 2013 (Unaudited)

stockholder of the Fund (See Note 6). Stewart West Indies Trading Company, Ltd. is a Barbados international business company doing business as Stewart Investment Advisers. The equity owner of SIA is the Stewart West Indies Trust. SIA and BIA are considered “affiliated persons”, as that term is defined in the 1940 Act, of the Fund and Fund Administrative Services, LLC (“FAS”). SIA receives 75% of the fees earned by the Advisers and BIA receives 25% of the fees earned by the Advisers.

FAS serves as the Fund’s co-administrator. Under the Administration Agreement, FAS provides certain administrative and executive management services to the Fund. The Fund pays FAS a monthly fee, calculated at an annual rate of 0.20% of the value of the Fund’s Net Assets up to $100 million, and 0.15% of the Fund’s Net Assets over $100 million. The equity owners of FAS are EALLC and the Lola Trust.

As BIA, SIA and FAS are considered affiliates of the Fund, as the term is defined in the 1940 Act, agreements between the Fund and those entities are considered affiliated transactions.

The Fund pays each member of the Board (a “Director”) who is not a director, officer, employee, or affiliate of the Advisers, FAS, or any of their affiliates a fee of $8,000 per annum, plus $3,000 for each in-person meeting, $500 for each audit committee meeting, $500 for each nominating committee meeting and $500 for each telephonic meeting of the DNY Board. The chairman of the DNY Audit Committee receives an additional $1,000 per meeting.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s co-administrator. As compensation for its services, ALPS receives certain out-of-pocket expenses and asset-based fees, which are accrued daily and paid monthly. Fees paid to ALPS are calculated based on combined Net Assets of the Fund, and the following affiliates of the Fund: Boulder Total Return Fund, Inc., Boulder Growth & Income Fund, Inc., and First Opportunity Fund, Inc. (the “Fund Group”). ALPS receives the greater of the following, based on combined Net Assets of the Fund Group: an annual minimum fee of $460,000, or an annualized fee of 0.045% on Net Assets up to $1 billion, an annualized fee of 0.03% on Net Assets between $1 and $3 billion, and an annualized fee of 0.02% on Net Assets above $3 billion.

Bank of New York Mellon (“BNY Mellon”) serves as the Fund’s custodian. Computershare Shareowner Services (“Computershare”) serves as the Fund’s Common Stock servicing agent, dividend-paying agent and registrar. As compensation for BNY Mellon’s and Computershare’s services, the Fund pays each a monthly fee plus certain out-of-pocket expenses. BNY Mellon also serves as the Fund’s Preferred Stock transfer agent, dividend disbursing agent and redemption agent.

NOTE 3. SECURITIES TRANSACTIONS

During the six months ended April 30, 2013, there were purchase and sale transactions (excluding short term securities) of $8,252,127 and $7,144,511, respectively.

Semi-Annual Report	April 30, 2013	23

Notes to Financial Statements	The Denali Fund Inc.

April 30, 2013 (Unaudited)

NOTE 4. CAPITAL

The Fund has authorized a total of 999,998,000, $0.0001 par value common stock (the “Common Stock”), which may be converted into Preferred Shares.

Transactions in Common Stock were as follows:

	For the Six Months Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Beginning Shares	4,157,117	4,157,117
Shares Sold	–	–
Shares Issued in Reinvestment of Distributions	–	–
Total	4,157,117	4,157,117
Less Shares Redeemed	–	–
Ending Shares	4,157,117	4,157,117

NOTE 5. PREFERRED SHARES

On February 7, 2003, the Fund issued 1,260 Series A Auction Preferred Shares (“Preferred Shares”). On September 10, 2003, the Fund re-classified an additional 500 unissued shares of capital shares as Preferred Shares. On October 24, 2003, the Fund issued an additional 420 Preferred Shares. All Preferred Shares have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon (“Liquidation Value”).

On October 23, 2009, the Fund retired 52 Preferred Shares, with a total par value of $1,300,000. Those shares were purchased at a discount, at $22,500 per share, resulting in a realized gain of $130,000.

On May 18, 2010, the Fund commenced an offer to purchase for cash up to 400 of its outstanding Series A Preferred Shares. Upon expiration of the tender offer on August 3, 2010, 30 Preferred Shares were validly tendered pursuant to the terms of the offer. Those 30 shares were tendered for an aggregate amount of approximately $637,500, or $21,250 per share. This resulted in a realized gain to the Fund of $112,500. The Fund subsequently retired the 30 Preferred Shares.

On June 22, 2011, the Fund commenced an offer to purchase for cash up to 720 of its outstanding Series A Preferred Shares. Upon expiration of the tender offer on July 22, 2011, 720 Preferred Shares were validly tendered pursuant to the terms of the offer. Those 720 shares were tendered for an aggregate amount of approximately $17,100,000, or $23,750 per share. This resulted in a realized gain to the Fund of $900,000. The Fund subsequently retired the 720 Preferred Shares.

Distributions to preferred stockholders, which are cumulative, are accrued daily and paid every 7 days. Distribution rates were reset every 7 days based on the results of an auction. In February 2008, the auction preferred shares market for closed-end funds became illiquid resulting in failed auctions for the Preferred Shares. As a result of the failed auctions, the Fund pays dividends at the

24	www.thedenalifund.com

The Denali Fund Inc.	Notes to Financial Statements

April 30, 2013 (Unaudited)

maximum rate (set forth in the Fund’s governing document for the Preferred Shares), which prior to July 12, 2012, was set at 150% of the 7-day AA Financial Composite Commercial Paper Rate. On July 12, 2012, Moody’s Investors Service (“Moody’s”), one of two nationally recognized statistical rating organizations currently rating the Fund’s Preferred Stock announced that it has downgraded the Preferred Stock from Aaa to A2. This action occurred following a review by Moody’s of its ratings of the securities of all closed-end registered investment companies, which was undertaken in conjunction with the adoption of changes to the methodology Moody’s uses to rate securities issued by closed-end funds. The Fund’s Preferred Stock continues to have a credit rating in the highest rating category from Fitch Ratings. The downgrade resulted in an increase in the maximum rate at which the Fund pays dividends on the Preferred Shares from 150% to 160% of the 7-day AA Financial Composite Commercial Paper Rate.

For the six months ended April 30, 2013, distribution rates ranged from 0.14% to 0.19%. The Fund declared distributions to preferred stockholders for the period November 1, 2012 to April 30, 2013 of $17,394.

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common stockholders or repurchasing Common Stock and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value. Specifically, the Fund is required under the Fund’s Statement of Preferences and the Investment Company Act of 1940 to maintain certain asset coverage with respect to the outstanding Preferred Shares. The holders of Preferred Shares are entitled to one vote per share and will vote with holders of Common Stock as a single class, except that the Preferred Shares will vote separately as a class on certain matters, as required by law or the Fund’s charter. The holders of the Preferred Shares, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on Preferred Shares for two consecutive years.

In connection with the settlement of each Preferred Share auction, the Fund pays, through the auction agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the Preferred Shares held by the broker-dealer’s customers. Prior to February 19, 2009 the Fund paid at an annual rate 0.25% and upon this date the annual rate was reduced to 0.05%, until further notice from the Fund. These fees are paid for failed auctions as well.

NOTE 6. SIGNIFICANT STOCKHOLDERS

On April 30, 2013, the Lola Trust and other entities affiliated with Stewart R. Horejsi and the Horejsi family owned 3,196,432 shares of Common Stock of the Fund, representing approximately 76.9% of the total Common Stock outstanding. The Lola Trust is an affiliated person of the Fund, as that term is defined in the 1940 Act. Also see Note 2 –Management fees, Administration fees, and Other Agreements.

Semi-Annual Report	April 30, 2013	25

Notes to Financial Statements	The Denali Fund Inc.

April 30, 2013 (Unaudited)

NOTE 7. SHARE REPURCHASE PROGRAM

In accordance with Section 23(c) of the 1940 Act, the Fund may from time to time, effect redemptions and/or repurchases of its Preferred Shares and/or its Common Stock, in the open market or through private transactions; at the option of the Board and upon such terms as the Board shall determine.

The Fund did not repurchase any Preferred or Common Shares during the six months ended April 30, 2013 and the year ended October 31, 2012.

NOTE 8. TAX BASIS DISTRIBUTIONS

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year end: accordingly, tax basis balances have not been determined as of April 30, 2013.

The tax character of distributions paid during the year ended October 31, 2012 was as follows:

For the Year Ended October 31, 2012
Distributions paid from:
Ordinary Income	$759,327
Long-Term Capital Gain	2,572,257
Total	$3,331,584

On April 30, 2013, based on cost of $79,109,307 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $44,675,839, and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $1,254,753, resulting in net unrealized appreciation of $43,421,086.

NOTE 9. RESTRICTED SECURITIES

As of April 30, 2013, investments in securities included issues that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board as reflecting fair value.

Restricted securities as of April 30, 2013 were as follows:

Issuer Description	Acquisition Date	Cost	Value as of April 30, 2013	Value as Percentage of Net Assets Available to Common Stock and Preferred Shares April 30, 2013
Ithan Creek Partners, LP	06/02/08	$7,000,000	$13,170,379	10.8%

26	www.thedenalifund.com

The Denali Fund Inc.	Notes to Financial Statements

April 30, 2013 (Unaudited)

NOTE 10. INVESTMENTS IN LIMITED PARTNERSHIPS

As of April 30, 2013, the Fund had an investment in a Hedge Fund that is organized as a limited partnership. The Fund’s investment in the Hedge Fund is reported on the Portfolio of Investments under the section titled Limited Partnerships.

The Hedge Fund seeks to achieve capital appreciation through investment opportunities primarily in the financial services sector, with a particular focus on companies undergoing recapitalizations and sales of distressed assets. The Hedge Fund’s general partner, or investment manager, may, at their discretion, change the Hedge Fund’s investment objective and investment strategy at any time.

Since the investment in the limited partnership is not publicly traded, the Fund’s ability to make withdrawals from its investment is subject to certain restrictions. These restrictions include notice requirements for withdrawals and additional restrictions or charges for withdrawals within a certain time period following initial investment. In addition, there could be circumstances in which such restrictions can include the suspension or delay in withdrawals from the limited partnership, or limited withdrawals allowable only during specified times during the year. In certain circumstances a limited partner may not make withdrawals that occur within certain periods following the date of admission to the partnership. As of April 30, 2013, the Fund did not have any investments in limited partnerships in which a suspension of withdrawals was in effect.

The following table summarizes the Fund’s investment in the limited partnership as of April 30, 2013.

Description	% of Net Assets as of 4/30/13	Value as of 4/30/13	Net Unrealized Gain/ (Loss) as of 4/30/13	Mgmt fees	Incentive fees	Redemption Period/ Frequency
Ithan Creek Partners, LP	10.8%	$13,170,379	$6,170,379	Annual rate of 1% of net assets	20% of net profits at the end of the measurement period	June 30 upon 60 days’ notice

The Fund did not have any outstanding unfunded commitments as of April 30, 2013.

NOTE 11. RECENT ACCOUNTING PRONOUNCEMENTS

In December 2011, the FASB issued ASU No. 2011-11 “Related Disclosures about Offsetting Assets and Liabilities.” The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2011-11 may have on the financial statement disclosures.

Semi-Annual Report	April 30, 2013	27

Additional Information	The Denali Fund Inc.

April 30, 2013 (Unaudited)

PROXY VOTING

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available, without charge, at www.thedenalifund.com, on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov or by calling 303-449-0426. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available at www.sec.gov.

PORTFOLIO INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) on the Fund’s website located at www.thedenalifund.com; (2) on the SEC’s website at www.sec.gov; or (3) may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SENIOR OFFICER CODE OF ETHICS

The Fund files a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer or controller, or persons performing similar functions (the “Senior Officer Code of Ethics”), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund’s Senior Officer Code of Ethics is available on the Fund’s website located at www.thedenalifund.com.

FUND BYLAWS AND CHARTER

The Fund last amended its Charter effective January 19, 2010, and last amended its Bylaws effective July 30, 2010.

PRIVACY STATEMENT

Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Board established the following policy regarding information about the Fund’s stockholders. We consider all stockholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, “Personal Information”)) about stockholders from transactions in Fund shares. The Fund will not release Personal Information about current or former stockholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former stockholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

In the future, the Fund may make certain electronic services available to its stockholders and may solicit your email address and contact you by email, telephone or U.S. mail regarding the availability of such services. The Fund may also contact stockholders by email, telephone or U.S. mail in connection with these services, such as to confirm enrollment in electronic stockholder communications or to update your Personal Information. In no event will the Fund transmit your Personal Information via email without your consent.

28	www.thedenalifund.com

The Denali Fund Inc.	Additional Information

April 30, 2013 (Unaudited)

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain stockholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and that such information may be used for non-Fund-related solicitation. When Personal Information is shared with the Fund’s business affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

Safeguards regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with Federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

NOTICE TO STOCKHOLDERS

The Fund designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2012:

Qualified Dividend Income:	100.00%
Dividend Received Deduction:	100.00%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund designated $2,572,257 as long-term capital gain dividends for the fiscal year ended October 31, 2012.

MEETING OF STOCKHOLDERS – VOTING RESULTS

On June 21, 2013, the Fund held its Annual Meeting of Stockholders to consider the proposals set forth below. A quorum of preferred stockholders was not achieved at the meeting. As a result, Mr. Norgaard and Ms. Ciciora will continue to serve as holdover Directors and are expected to stand again for election at the Fund’s 2014 Annual Meeting of Stockholders. The following votes were recorded:

Proposal 1: Election of Directors

Election of Steven K. Norgaard as Director of the Fund (only preferred stockholders vote)

	# of Votes Cast	% of Votes Cast
For	119	98.35%
Withhold	2	1.65%
TOTAL	121	100.00%

Election of Richard I. Barr as Director of the Fund (both common and preferred stockholders vote)

	# of Votes Cast	% of Votes Cast
For	3,911,411	98.37%
Withhold	64,842	1.63%
TOTAL	3,976,253	100.00%

Election of Susan L. Ciciora as Director of the Fund (only preferred stockholders vote)

	# of Votes Cast	% of Votes Cast
For	119	98.35%
Withhold	2	1.65%
TOTAL	121	100.00%

Semi-Annual Report	April 30, 2013	29

Summary of Distribution Reinvestment Plan	The Denali Fund Inc.

April 30, 2013 (Unaudited)

Computershare (“Plan Agent”) will act as Plan Agent for stockholders who have not elected in writing to receive dividends and distributions in cash (each a “Participant”), will open an account for each Participant under the Distribution Reinvestment Plan (“Plan”) in the same name as their then current shares are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the common shares of the Fund (“Shares”), each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant’s account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant’s account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an “ex-dividend” basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant’s Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant’s account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the NYSE (or if the Shares are not listed on the NYSE, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any

30	www.thedenalifund.com

The Denali Fund Inc.	Summary of Distribution Reinvestment Plan

April 30, 2013 (Unaudited)

applicable withholding tax. Open-market purchases provided for above may be made on any securities exchange where the Fund’s Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant’s uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant’s account. For the purpose of cash investments, the Plan Agent may commingle each Participant’s funds with those of other shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant’s Shares acquired pursuant to the Plan together with the Shares of other stockholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent’s name or that of the Plan Agent’s nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent’s service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the

Semi-Annual Report	April 30, 2013	31

Summary of Distribution Reinvestment Plan	The Denali Fund Inc.

April 30, 2013 (Unaudited)

rules or policies of the SEC or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant’s account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent’s negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of Maryland.

32	www.thedenalifund.com

The Denali Fund Inc.	Board of Directors’ Approval of the Investment Advisory Agreements

April 30, 2013 (Unaudited)

DISCUSSION REGARDING THE BOARD OF DIRECTORS’ APPROVAL

OF THE INVESTMENT ADVISORY AGREEMENTS

Each of the Advisers has entered into an Investment Advisory Agreement with the Fund (the “Advisory Agreements”) pursuant to which the Advisers are jointly responsible for managing the Fund’s assets in accordance with its investment objectives, policies and limitations. The 1940 Act requires that the Board, including a majority of the Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of 1940 Act (the “Independent Directors”), annually approve the terms of the Advisory Agreements. At a regularly scheduled meeting held on November 2, 2012, the Directors, by a unanimous vote (including a separate vote of the Independent Directors), approved the renewal of the Advisory Agreements.

Factors Considered

Generally, the Board considered a number of factors in renewing the Advisory Agreements including, among other things, (i) the nature, extent and quality of services to be furnished by the Advisers to the Fund; (ii) the investment performance of the Fund compared to relevant market indices and the performance of peer groups of closed-end investment companies pursuing similar strategies (the “Peer Group”); (iii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iv) the profitability to the Advisers of their investment advisory relationship with the Fund; (v) the extent to which economies of scale would be realized if the Fund grows and whether fee levels reflect any economies of scale; (vi) support of the Advisers by the Fund’s principal stockholders; (vii) the historical relationship between the Fund and the Advisers; and (viii) the relationship between the Advisers and its affiliated service provider, FAS. The Board also reviewed the ability of the Advisers to provide investment management and supervision services to the Fund, including the background, education and experience of the key portfolio management and operational personnel, the investment philosophy and decision-making process of those professionals, and the ethical standards maintained by the Advisers.

Deliberative Process

To assist the Board in its evaluation of the quality of the Advisers’ services and the reasonableness of the Advisers’ fees under the Advisory Agreements, the Board received a memorandum from independent legal counsel to the Independent Directors discussing the factors generally regarded as appropriate to consider in evaluating investment advisory arrangements and the duties of directors in approving such arrangements. In connection with its evaluation, the Board also requested, and received, various materials relating to the Advisers’ investment services under the Advisory Agreements. These materials included reports and presentations from the Advisers that described, among other things, the Advisers’ organizational structure, financial condition, internal controls, policies and procedures on brokerage practices, soft-dollar commissions and trade allocation, comparative investment performance results, comparative advisory fees, and compliance policies and procedures. The Board also met with representatives of, and received a report prepared by, an independent research firm, Morningstar, Inc. (“Morningstar”), comparing the Fund’s performance and advisory fees and expenses to a group of closed-end funds determined to be most similar to the Fund in each case as determined by Morningstar (the “Peer

Semi-Annual Report	April 30, 2013	33

Board of Directors’ Approval of the Investment Advisory Agreements	The Denali Fund Inc.

April 30, 2013 (Unaudited)

Group”). The Board also considered information received from the Advisers throughout the year, including investment performance and returns as well as stock price, net asset value and expense ratio reports for the Fund.

In advance of the November 2, 2012 Board meeting, the Independent Directors held two special telephonic meetings with counsel to the Fund and the Independent Directors. The principal purpose of the meetings was to discuss the renewal of the Advisory Agreements and to review the materials provided to the Board by the Advisers in connection with the annual review process. The Board held additional discussions at the November 2, 2012 Board meeting, which included a private session among the Independent Directors and their independent legal counsel at which no employees or representatives of the Advisers were present.

The information below summarizes the Board’s considerations in connection with its approval of the Advisory Agreements. In deciding to approve the Advisory Agreements, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Nature, Extent and Quality of the Services Provided; Ability to Provide Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by the Advisers under the Advisory Agreements. Each Adviser’s most recent investment adviser registration form on the SEC’s Form ADV was provided to the Board, as were the responses of the Advisers to information requests submitted to the Advisers by the Independent Directors through their independent legal counsel. The Board reviewed and analyzed the materials, which included information about the background, education and experience of the Advisers’ key portfolio management and operational personnel and the amount of attention devoted to the Fund by the Advisers’ portfolio management personnel. The Board was satisfied that the Advisers’ investment personnel would devote an adequate portion of their time and attention to the success of the Fund and its investment strategy. Based on the above factors, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisers, and that the Advisers possessed the ability to continue to provide these services to the Fund in the future.

Investment Performance

The Board considered the investment performance of the Fund since the Advisers were engaged by the Fund in 2007, as compared to both relevant indices and the performance of the Peer Group. The Board noted that based on its net asset value performance, the Fund underperformed the Standard & Poor’s 500 Index (the “S&P 500”), the Fund’s primary relevant benchmark, as well as the NASDAQ Composite for the one-year period ended September 30, 2012, however outperformed the Dow Jones Industrial Average (the “Dow Jones”) during the same time period. The Board also noted that the Fund underperformed the S&P 500, Dow Jones and NASDAQ Composite for the three-year period ended September 30, 2012. The Board noted that the Fund underperformed the Dow Jones and NASDAQ Composite for the five-year period ended

34	www.thedenalifund.com

The Denali Fund Inc.	Board of Directors’ Approval of the Investment Advisory Agreements

April 30, 2013 (Unaudited)

September 30, 2012 and since October, 2007 when the Advisers were engaged by the Fund but outperformed the S&P 500 during the same time periods. The Board further noted that the Fund underperformed its Peer Group for the one-, three- and five-year periods ended September 30, 2012. The Board noted the Fund’s recent outperformance of the S&P 500, Dow Jones and NASDAQ Composite for the quarter ended September 30, 2012 as well as the Fund’s recent relative performance increases. The Board discussed with the Advisers the Fund’s long-term underperformance, noting that the Advisers have made recent adjustments to the Adviser’s strategies. The Board was satisfied that the Advisers were appropriately focused on improving the investment performance of the Fund.

Costs of Services Provided and Profits Realized by the Advisers

In evaluating the costs of the services provided to the Fund by the Advisers, the Board received statistical and other information regarding the Fund’s total expense ratio and its various components, including advisory fees and investment-related expenses. The Board noted that the level of fees charged by the Advisers is at the higher end of the spectrum of fees charged by similarly situated investment advisers of closed-end funds included in the Peer Group expense universe; however, the advisory fees payable under the Advisory Agreements were comparable to the fees earned by the Advisers on other portfolios managed by the Advisers. The Advisers discussed with the Board certain factors justifying the advisory fee including, but not limited to: the Fund’s asset allocation strategy; the Advisers’ stock skill selection; and the time associated with the discipline of concentrated investing.

The Board also obtained detailed information regarding the overall profitability of the Advisers and the combined profitability of the Advisers and FAS, which acts as co-administrator for the Fund. The combined profitability information was obtained to assist the Board in determining the overall benefits to the Advisers from their relationship to the Fund. In particular, the Board reviewed the costs incurred by the Advisers and FAS in providing services to the Fund.

Based on its analysis of this information, the Board determined that the overall level of profits earned by the Advisers does not appear to be unreasonable based on the profitability of other investment management firms and the quality of the services rendered by the Advisers.

Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee is reasonable in relation to the Fund’s assets and any economies of scale that may exist. Although the Board concluded that recent modest growth in the Fund’s assets had not resulted in any meaningful economies of scale with respect to the management of the Fund, the Board, as described below, determined that it would be in the best interests of the Fund and its stockholders to obtain a voluntary fee waiver to provide more immediate benefits to the stockholders.

Semi-Annual Report	April 30, 2013	35

Board of Directors’ Approval of the Investment Advisory Agreements	The Denali Fund Inc.

April 30, 2013 (Unaudited)

Fee Waiver

The Board noted the current fee arrangement in place for the Fund under the Advisory Agreements. They noted that the Advisers receive an annual fee, payable monthly, of 1.25% of the value of the Fund’s average monthly total net assets, including any leverage. The Board further noted the current one-year voluntary fee waiver whereby the Advisers have agreed to waive a portion of the advisory fee equal to 10 basis points (0.10%) of the value of the Fund’s average monthly total net assets, including any leverage. This fee waiver will reduce the annual fee payable to the Advisers to 1.15% of the value of the Fund’s average monthly total net assets, including any leverage, through December 1, 2013. The Board concluded that the fee under the Advisory Agreements, as modified by the voluntary fee waiver, was reasonable and fair in light of the nature and quality of the services provided by the Advisers.

Stockholder Support and Historical Relationship with the Fund

The Board also weighed the views of the Fund’s largest stockholders, which are affiliated with the family of Mr. Stewart R. Horejsi. As of September 30, 2012 the Lola Trust and other entities affiliated with the Horejsi family held approximately 76.9% of the Fund’s outstanding common shares. The Board understood from Mr. Horejsi that these stockholders were supportive of the Advisers and the renewal of the Advisory Agreements.

Approval

The Board based its decision to approve the renewal of the Advisory Agreements on a careful analysis, in consultation with independent counsel, of the above factors as well as other factors. In approving the Advisory Agreements, the Board concluded that the terms of the Fund’s investment advisory agreements are reasonable and fair and that renewal of the Advisory Agreements is in the best interests of the Fund and its stockholders.

36	www.thedenalifund.com

Directors	Richard I. Barr
Susan L. Ciciora
Steven K. Norgaard
Dean L. Jacobson
Joel W. Looney

Co-Investment	Stewart Investment Advisers
Advisers	Boulder Investment Advisers, LLC
2344 Spruce Street, Suite A
Boulder, CO 80302

Co-Administrator	Fund Administrative Services, LLC
2344 Spruce Street, Suite A
Boulder, CO 80302

Co-Administrator	ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Custodian	Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent	Computershare
480 Washington Blvd
Jersey City, NJ 07310

Independent	Deloitte & Touche LLP
Registered Public	555 17th Street, Suite 3600
Accounting Firm	Denver, CO 80202

Legal Counsel	Paul Hastings LLP
515 South Flower Street
Twenty-Fifth Floor
Los Angeles, CA 90071

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

www.thedenalifund.com

c /o Computershare

480 Washington Blvd

Jersey City, NJ 07310

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable to this semi-annual filing.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	THE DENALI FUND INC.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)

Date:	July 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)

Date:	July 5, 2013

By (Signature and Title)	/s/ Nicole L. Murphey
Nicole L. Murphey, Chief Financial Officer, Chief Accounting Officer, Vice President, Treasurer, Asst. Secretary (Principal Financial Officer)

Date:	July 5, 2013